                                                                                                                        March 21, 2013

DREYFUS PREMIER INVESTMENT FUNDS, INC.

-DREYFUS GLOBAL REAL ESTATE SECURITIES FUND

Supplement to Statutory Prospectus

dated May 1, 2012

The following information supersedes and replaces any contrary information contained in the section of the prospectus entitled "Fund Summary – Portfolio Management":

The fund's investment adviser is The Dreyfus Corporation.  The fund's sub-investment adviser is Urdang, an affiliate of The Dreyfus Corporation.  Dean Frankel is the fund's primary portfolio manager, a position he has held since December 2006.  Mr. Frankel is a senior portfolio manager for Urdang.

The following information supersedes and replaces any contrary portfolio manager information contained in the section of the prospectus entitled "Fund Details – Management":

Dean Frankel is the fund's primary portfolio manager.  He has served as a primary portfolio manager of the fund (or its predecessor) since December 2006.  Mr. Frankel is a senior portfolio manager of Urdang, which he joined in 1997 as an analyst and has managed assets since 1999.

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